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                                                                   EXHIBIT 10.48


                   CERTIFICATION OF RESOLUTION OF CORPORATION
                   AUTHORITY TO BORROW AND PLEDGE COLLATERAL


     I hereby certify that I am the duly elected and qualified Treasurer and keeper of the records and corporate seal of M.E.G. Equipment Sales of Florida, Inc., a Florida corporation (the "Corporation"), and that the following is a true and complete copy of a resolution duly adopted at a meeting of the Board of Directors of the Corporation, held on June 22, 1995 in accordance with law, and the by-laws of the Corporation, and that such resolution is still in full force and effect and shall remain in full force and effect until Standard Federal Bank is notified, in writing, as hereinafter provided.

     "RESOLVED, That the persons whose names, titles and signatures appear below, all of whom are presently officers of this corporation ("Officer(s)"), or any one of them, are hereby authorized for and on behalf of this corporation to negotiate and procure loans and other financial accommodations from or assume indebtedness to Standard Federal Bank, a federal savings bank ("Standard Federal"), from time to time as they may deem necessary, to grant mortgages upon and security interests in and to pledge to Standard Federal at any time the receivables, stocks, bonds, other personal property, life insurance, or any real property of this corporation as security for any such loans, financial accommodations or assumptions of indebtedness, to discount with Standard Federal bills receivable and any other paper held by this corporation without limit as to amount and to sign all notes and other evidences of such loans, financial accommodations or assumptions of indebtedness, all instruments of pledge, assignment or lien, and to endorse and transfer all paper discounted.

     "RESOLVED FURTHER, that Standard Federal is hereby authorized and directed to pay the proceeds of any such loan, financial accommodation, assumption of indebtedness or discount as directed by the Officers signing such instruments, whether or not payable to the order of any Officer so signing, and whether or not such proceeds are deposited to the individual credit of the Officers so signing, or to the individual credit of any of the other Officers.

         "RESOLVED FURTHER, Standard Federal shall be fully protected in relying on a certification of these resolutions by an officer of this corporation, and shall be indemnified for any claims, expenses, or loss resulting from the honoring of any signature hereby certified, or refusing to honor any signature not so certified. Notwithstanding any modification or termination of the power of any Officer or other person to represent the corporation, and notwithstanding any other notice thereof Standard Federal may receive, these resolutions shall continue in force and bind this corporation or its successors, and Standard Federal may recognize the present Officers of this corporation as set forth below, as authorized to act for it hereunder, until Standard Federal receives

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notice to the contrary either by first class mail addressed to:  Standard
Federal Bank, Commercial Loan Department, 2600 West Big Beaver Road, Troy, Michigan 48084, or by actual delivery to Standard Federal Bank, Commercial Loan Department. Receipt of such notice shall not affect any action taken by Standard Federal prior thereto.

TITLE                  NAME                            SIGNATURE

President
                       ---------------------           ---------------------

Vice President
                       ---------------------           ---------------------

Secretary
                       ---------------------           ---------------------

Treasurer              E. James Zabinski
                       ---------------------           ---------------------

Chairman of
 the Board
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     I further certify that the above resolutions contain the titles, names and genuine signatures of the present Officers of the Corporation authorized by the above resolution.


     IN WITNESS WHEREOF, I E. James Zabinski have hereunto subscribed my name as Treasurer and have affixed the seal of this Corporation on June 22, 1995.



                                                       CORPORATE
                                                       SEAL



                                                       ----------------------
                                                       (Secretary or Other
                                                       Certifying Officer)






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